WILSHIRE MUTUAL FUNDS, INC.
                         (the "Company")

                 Supplement dated January 28, 2005
              to the Prospectus of the Investment and
      Institutional Class Shares of the Company dated May 1, 2004

This Supplement information replaces and supersedes any contrary information contained in the Prospectus.

Pursuant to the Company's Investment Advisory Agreement with Wilshire Associates Incorporated ("Wilshire"), previously approved by shareholders of the Company, Wilshire and the Board of Directors (the "Board") of the Company may employ and terminate sub-advisers without stockholder approval. On December 6, 2004, the Board unanimously approved the appointment of Kalmar Investment Advisers ("Kalmar") and Pzena Investment Management LLC ("Pzena") as new sub-advisers to the Small Company Growth Portfolio and the Large Company Value Portfolio, respectively, effective December 31, 2004.

Los Angeles Capital Management and Equity Research ("LA Capital") will continue to provide sub-advisory services with respect to portions of the Small Company Growth Portfolio and the Large
Company Value Portfolio.

THE FOLLOWING INFORMATION REGARDING KALMAR AND PZENA SHOULD BE
ADDED TO THE SECTION OF THE PROSPECTUS ENTITLED "MORE INFORMATION
ABOUT INVESTMENTS AND RISKS" ON PAGE 16.

KALMAR INVESTMENT ADVISERS
Kalmar practices a "growth-with-value" approach to small company investing, which seeks to identify high quality, vigorously growing businesses before they are widely discovered by other institutional investors. Kalmar's intent is to make long-term investments in companies that are adding significant value to their businesses by purchasing securities of such companies at valuation levels that Kalmar expects to materially increase as other investors learn of the success of such companies.

Kalmar's investment team, led by Ford Draper, Jr., Dana Walker and Greg Hartley, generates potential investment ideas using a variety of overlapping search techniques including knowledge of the small company universe resulting from the investment team's substantial research experience and meeting directly with management of small companies. Investment research at the firm is primarily "bottom-up" analysis of companies as the investment team looks for such criteria as proven and sustainable double-digit growth in revenue and earnings per share ("EPS") together with a stock that it considers reasonably priced relative to EPS, cash flow, revenues and enterprise value. Through the bottom-up stock selection process, Kalmar seeks to avoid concentrated sector bets and to diversify investments both by company size and company growth character. Kalmar's sell discipline is driven by the firm's ongoing research and judgment of the evolving reward-to-risk relationship with respect to each holding.

PZENA INVESTMENT MANAGEMENT LLC
Pzena's investment philosophy is "classic" value; it seeks to buy very good businesses at very low prices. Pzena focuses exclusively on companies that are underperforming their historically demonstrated earnings power. The firm applies intensive fundamental research to such companies in an effort to determine whether the problems that caused the earnings shortfalls are temporary or permanent. Pzena invests in a company only when Pzena judges that the company's problems are temporary, the company's management has a viable strategy to generate earnings recovery, and Pzena believes there to be meaningful downside protection in case the earnings recovery does not materialize. Pzena believes that a concentrated portfolio focused exclusively on companies such as these will generate meaningful returns for long-term investors.


THE FOLLOWING INFORMATION REGARDING KALMAR AND PZENA SHOULD BE
ADDED TO THE SECTION OF THE PROSPECTUS ENTITLED "INVESTMENT SUB-
ADVISERS" ON PAGE 20.

KALMAR
Wilshire has entered into a sub-advisory agreement with Kalmar, effective December 31, 2004, to manage a portion of the Small Company Growth Portfolio, subject to the supervision of Wilshire
and the Company's Board of Directors.   Ford Draper, Jr., Dana
Walker and Greg Hartley lead Kalmar's investment team. Mr. Draper is the President and Chief Investment Officer at Kalmar and has 37 years of experience in investment research and portfolio management. He founded Kalmar in 1982 and has conducted research on a broad range of business models covering most sectors in the economy. Mr. Walker has 22 years experience in investment research and management. He focuses on the retail, health care, manufacturing and materials sectors with a special knowledge of filtration[?], distribution-based business and certain areas of business service. Mr. Walker joined Kalmar in 1986. Mr. Hartley has 22 years of experience in investment research and management. His investment focus is on financial services, retail, industrial, technology, and transportation/logistics. Mr. Hartley joined Kalmar in 1993. Kalmar is located at 3701 Kennett Pike, Wilmington, Delaware 19807, and as of December 31, 2004 the firm managed approximately $1.7 billion in assets.

PZENA
Wilshire has entered into a sub-advisory agreement with Pzena, effective December 31, 2004, to manage a portion of the Large Company Value Portfolio, subject to the supervision of Wilshire and the Company's Board of Directors. Pzena's investment team consists of Richard S. Pzena, John P. Goetz and A. Rama Krishna, CFA. Mr. Pzena is the founder, Managing Principal and Chief Executive Officer of the firm. Prior to forming Pzena in 1995, Mr. Pzena was the Director of U.S. Equity Investments and Chief Research Officer for Sanford C. Bernstein & Company. He joined Bernstein in 1986. Mr. Goetz is a Managing Principal and Research Director at the firm. Prior to joining Pzena in 1996, Mr. Goetz held a range of positions at Amoco Corporation for over 14 years, most recently as the Global Business Manager for Amoco's $1 billion polypropylene business. His prior positions include strategic planning, joint venture investments and project financing in various oil and chemical businesses. Mr. Krishna is a Managing Principal and a Portfolio Manager of Large Cap Value at the firm. Prior to joining Pzena in 2003, Mr. Krishna was at Citigroup Asset Management where he was Chief Investment Officer and a member of the Citigroup Management Committee. He was previously Director of International Equity Research, Portfolio Manager, International Equities and Chief Investment Officer, Emerging Markets Equities at Alliance
Capital Management in New York, London and Tokyo.   Pzena is
located at 120 West 45th Street, 34th Floor, New York, New York 10036, and as of December 31, 2004 the firm managed approximately $10.7 billion in assets.



            INVESTORS SHOULD RETAIN THIS SUPPLEMENT
              WITH THE PROSPECTUS OF THE COMPANY
                   FOR FUTURE REFERENCE.





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                     WILSHIRE MUTUAL FUNDS, INC.
                         (the "Company")

                  Supplement dated January 28, 2005
         to the Statement of Additional Information of the Investment and Institutional Class Shares of the Company
                         dated May 1, 2004

This Supplement information replaces and supersedes any contrary information contained in the Statement of Additional Information.

THE FOLLOWING INFORMATION REPLACES THE INFORMATION FOUND ON PAGE 18 OF THE STATEMENT OF ADDITIONAL INFORMATION ENTITLED "INVESTMENT
SUB-ADVISORY AGREEMENTS AND FEES".

On December 6, 2004, Wilshire entered into two new sub-advisory agreements (collectively, the "Sub-Advisory Agreements") with Kalmar Investment Advisers ("Kalmar") and Pzena Investment Management LLC ("Pzena") to reallocate portions of the Portfolios among the Sub-Advisers, subject to the supervision of the Board of Directors and Wilshire. Kalmar manages a portion of the Small Company Growth Portfolio and Pzena manages a portion of the Large Company Value Portfolio. Under the Sub-Advisory Agreements, the fees payable to each Sub-Adviser with respect to each Portfolio will be paid exclusively by Wilshire and not directly by the stockholders of the Portfolios.

The new Sub-Advisory Agreements will continue in force until December 31, 2006, unless sooner terminated as provided in certain provisions contained in those Agreements. Each such Sub-Advisory Agreement will continue in force from year to year thereafter with respect to each Portfolio so long as it is specifically approved for each Portfolio at least annually in the manner required by the 1940 Act.

In determining whether to approve the new Sub-Advisory Agreements, the Board of Directors evaluated information provided by Wilshire and the Sub-Advisers in accordance with Section 15(c) of the 1940 Act. At its December 6, 2004 meeting, the Board considered a number of factors in approving the new Agreements, including the favorable past performance record of similar accounts managed by the personnel who would be managing the Portfolios, and information regarding the Sub-Advisers' respective ownership structures, investment management experience, personnel, clients, assets under management, compliance procedures, and investment philosophies and processes.

THE FOLLOWING INFORMATION IS IN ADDITION TO THE INFORMATION FOUND
ON PAGE 30 OF THE STATEMENT OF ADDITIONAL INFORMATION ENTITLED
"PROXY VOTING POLICIES AND PROCEDURES".

KALMAR
Although Kalmar's Chief Compliance Officer is ultimately responsible for voting proxies on behalf of the firm, Kalmar has established a proxy voting committee whose responsibility is to oversee all decisions relating to proxy voting, proxy voting guidelines, conflicts of interest, recordkeeping and disclosure, and to assure that proxies are voted accordingly.

Kalmar has retained Institutional Shareholder Services ("ISS") to provide proxy-voting services. Kalmar retains the right to override those votes that Kalmar does not believe are in the best interest of the Portfolio's shareholders. A member of Kalmar's investment team reviews ISS' proxy research and recommendations, and if ISS recommends a vote contrary to management's recommendation, the Kalmar portfolio manager or research analyst most familiar with the company reviews ISS' recommendation and consults with the investment team in deciding how to vote the proxy. Conflicts of interest will be identified, monitored and resolved by joint effort of Kalmar's Chief Compliance Officer and its investment team.

ISS' general positions on various proposals are as follows:

Director Matters - ISS votes on director nominees on a case-by-case basis, examining factors including independence of the board and its committees, attendance at board meetings, corporate governance provisions and takeover activity, and long-term company performance. ISS votes against proposals to classify the board, for shareholder proposals that a majority or more of directors be independent unless the board composition already meets ISS' threshold for independence, and for shareholder proposals asking that audit, compensation and/or nominating committees be composed exclusively of independent directors.

Shareholder Rights - ISS votes against proposals to restrict or prohibit shareholder ability to take action by written consent or to call special meetings, proposals to require supermajority shareholder votes and proposals to eliminate cumulative voting. ISS votes for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Compensation and Benefits Plans - ISS votes with respect to compensation plans on a case-by-case basis, using methodology based primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). ISS also votes with respect to the following issues on a case-by-case basis: management proposals seeking approval to reprice options, votes on employee stock purchase plans, and all other shareholder proposals regarding executive and director pay.

Auditors - ISS generally votes for proposals to ratify auditors, unless an auditor is not independent, fees for non-audit services are excessive, or there is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

PZENA
Pzena subscribes to ISS' proxy monitoring and voting agent service.
 However, Pzena retains ultimate responsibility for instructing ISS how to vote proxies on behalf of the Portfolio, and applies its own proxy voting guidelines, which are summarized below. If Pzena does not issue instructions for a particular vote, ISS will vote in accordance with Pzena's guidelines, or with management if Pzena's guidelines do not address the proxy item. If it appears that a material conflict of interest has arisen, Pzena's Director of Compliance will convene a meeting of its proxy voting committee to determine whether a conflict of interest exists and how that conflict should be resolved.

Pzena's general positions on various proposals are as follows:

Director Matters - Pzena evaluates director nominees individually and as a group based on its own assessments and ISS' recommendations. Pzena generally withholds votes from any insiders on audit, compensation or nominating committees, and from any insiders and affiliated outsiders with respect to boards that do not have majority independent directors.

Shareholder Rights - Pzena generally opposes classified boards and any other proposals designed to eliminate or restrict shareholders' rights. Pzena supports anti-takeover measures that are in the best interest of shareholders, but opposes poison pills and other anti-takeover measures that entrench management or thwart the maximization of investment returns.

Compensation and Benefits Plans - Pzena generally supports incentive plans under which 50% or more of the shares awarded to top executives are tied to performance goals. Pzena votes against golden parachute or other incentive compensation arrangements which it deems excessive or unreasonable, which it considers to be significantly more economically attractive than continued employment, or which are triggered solely by the recipient (e.g., resignation).

Auditors - Pzena generally votes with management with respect to the appointment of auditors, so long as management is in compliance with current regulatory requirements focused on auditor independence and improved board and committee representation.



              INVESTORS SHOULD RETAIN THIS SUPPLEMENT
     WITH THE STATEMENT OF ADDITIONAL INFORMATION OF THE COMPANY
                       FOR FUTURE REFERENCE.